Deconsolidation of subsidiaries	12 Months Ended
Sep. 30, 2025
Deconsolidation Of Subsidiaries
Deconsolidation of subsidiaries

4. Deconsolidation of subsidiaries

On May 17, 2023, the Group transferred equity interest in Zhongchi Huaxun Automobile Service (Shandong) Co., LTD (“Zhongchi Huaxun”) to a third-party individual for zero consideration.

On April 18, 2025, the 51% voting rights of Autozi Internet Technology (Anhui) Co., Ltd. and its directly controlled subsidiaries (together as “Autozi Anhui”) was transferred to a third-party individual for zero consideration. Therefore, the Group was no longer able to operate and exert control over these subsidiaries who only account for a small part of business of the Group, and they were deconsolidated accordingly since dissolution date or disposal date.

The deconsolidated subsidiaries had assets, liabilities and the non-controlling interest on each dissolution date or disposal date as the following:

	For the years ended September 30,
	2023	2024	2025

Total assets as of each deconsolidated date	$-	$-	$651
Total liabilities as of each deconsolidated date	(78)	-	(729)
Non-controlling interest as of each deconsolidated date	-	-	(681)
Total gain from deconsolidation of subsidiaries	$(78)	$-	$(759)

Upon the deconsolidation, the Group was no longer entitled to the assets and also legally released from the liabilities previously held by the deconsolidated subsidiaries, which resulted in a gain from the deconsolidation of US$78, nil and US$759 recorded in the investment income in the consolidated statements of operations and comprehensive loss for the years ended September 30, 2023, 2024 and 2025, respectively. The dissolution or disposal of subsidiaries did not represent a strategic shift and did not have a major effect on the Group’s operation. There was no cash outflow for the dissolution and disposal for the years ended September 30, 2023, 2024. The cash outflow for the disposal was US$3 for the year ended September 30, 2025.